Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Event

20. Subsequent Event

On January 23, 2013 the Company entered into a Repricing Transaction as allowed in the credit agreement.

This transaction resulted in a 0.75% interest rate reduction for our outstanding USD Term Loan, Revolving Credit Facility and the outstanding EUR Term Loan. The Company paid a one-time fee of $2 million to the Administrative Agent.